UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2008

WINDSWEPT ENVIRONMENTAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17072	11-2844247
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

895 Waverly Avenue, Holtsville, New York		11706
(Address of Principal Executive Offices)		(Zip Code)

(631) 289-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Letter Agreement - September 16, 2008

On September 16, 2008, Windswept Environmental Group, Inc. (the “Company”) entered into a Letter Agreement (the “First Letter Agreement”) with Valens Offshore SPV I, Ltd. (“Valens Offshore”), PSource Structured Debt Limited (“PSource”), Valens U.S. SPV I, LLC (“Valens,” and together with Valens Offshore and PSource, the “Holders”). Pursuant to the First Letter Agreement, the Holders made advances to the Company in the aggregate amount of $110,000. Pursuant to the First Letter Agreement, the Company paid a non-refundable fee of $1,650 to Valens Capital Management, LLC, as investment manager for the Holders (“VCM”), plus legal fees of $7,500 and other fees of the Holders of $1,500. The notes issued on September 16, 2008 are in addition to term notes in the aggregate amount of $6,575,028 held by the Holders immediately prior to the transaction.

To evidence the additional advance, the Company entered into three Demand Notes, dated September 16, 2008 (collectively, the “Demand Notes”), with each of the Holders for the following amounts: (1) Valens for $4,689; (2) Valens Offshore for $17,788; and (3) PSource for $97,723. The total amount of all three Demand Notes is $120,200, which includes an original issue discount of $10,200. Upon demand, the Company shall pay to the Holders the principal amount indicated in the prior sentence along with interest on the unpaid principal balance computed from September 16, 2008, the date of the Demand Notes, at 20% per annum. The obligations under the Demand Notes are secured by the liens and the security interests in the Collateral as such term is defined in the Master Security Agreement, dated June 30, 2005, by and among the Company, Trade-Winds Environmental Group, Inc., North Atlantic Laboratories, Inc., Environmental Restoration, Inc., Restorenet, Inc., and the Holders (the “Master Security Agreement”).

The foregoing description is qualified in its entirety by reference to the First Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Letter Agreement - September 18, 2008

On September 18, 2008, the Company entered into a Letter Agreement (the “Second Letter Agreement”) with the Holders. Pursuant to the Second Letter Agreement, the Holders made an additional advance to the Company in the amount of $110,000. Pursuant to the Second Letter Agreement, the Company paid a non-refundable fee of $1,650 to VCM, plus interest payments on the prior notes due as of September 1, 2008 of $9,042.

To evidence the additional advance, the Company entered into three Amended and Restated Demand Notes, dated September 18, 2008 (collectively, the “Amended and Restated Demand Notes”), which notes amended, restated and replaced in their entirety the Demand Notes (described above), with each of the Holders for the following aggregate amounts: (1) Valens for $9,378 (of which $4,689 related to the September 18, 2008 loan); (2) Valens Offshore for $35,577 (of which $17,789 related to the September 18, 2008 loan); and (3) PSource for $195,445 (of which $97,722 related to the September 18, 2008 loan). The total amount of all three Amended and Restated Demand Notes is $240,400, which includes an original issue discount of $20,400, of which $10,200 relates to the September 18, 2008 loans. Upon demand, the Company shall pay to the Holders the principal amount indicated in the prior sentence along with interest on the unpaid principal balance computed from September 18, 2008, the date of the Amended and Restated Demand Notes, at 20% per annum. The obligations under the Amended and Restated Demand Notes are secured by the liens and the security interests in the Collateral as such term is defined in the Master Security Agreement.

The foregoing description is qualified in its entirety by reference to the Second Letter Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Letter Agreement - September 24, 2008

On September 24, 2008, the Company entered into a Letter Agreement (the “Third Letter Agreement”) with the Holders. Pursuant to the Third Letter Agreement, the Holders made an additional advance to the Company in the amount of $250,000. Pursuant to the Third Letter Agreement, the Company paid a non-refundable fee of $3,750 to VCM.

To evidence the additional advance, the Company entered into three Amended and Restated Demand Notes, dated September 24, 2008 (collectively, the “Final Amended and Restated Demand Notes”), which notes amended, restated and replaced in their entirety the Amended and Restated Demand Notes (described above), with each of the Holders for the following aggregate amounts: (1) Valens for $19,989 (of which $10,611 related to the September 24, 2008 loan); (2) Valens Offshore for $75,830 (of which $40,253 related to the September 24, 2008 loan); and (3) PSource for $416,581 (of which $221,136 related to the September 24, 2008 loan). The total amount of all three Final Amended and Restated Demand Notes is $512,400, which includes an original issue discount of $42,400, of which $22,000 relates to the September 24, 2008 loan. Upon demand, the Company shall pay to the Holders the principal amount indicated in the prior sentence along with interest on the unpaid principal balance computed from September 24, 2008, the date of the Final Amended and Restated Demand Notes, at 20% per annum. The obligations under the Final Amended and Restated Demand Notes are secured by the liens and the security interests in the Collateral as such term is defined in the Master Security Agreement.

The foregoing description is qualified in its entirety by reference to the Third Letter Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The foregoing description in this Item 1.01 is qualified in its entirety by reference to each of the Final Amended and Restated Demand Notes, copies of which are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits

10.1	First Letter Agreement.
10.2	Second Letter Agreement.
10.3	Third Letter Agreement.
10.4	Final Amended and Restated Demand Note payable to Valens.
10.5	Final Amended and Restated Demand Note payable to Valens Offshore.
10.6	Final Amended and Restated Demand Note payable to PSource.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSWEPT ENVIRONMENTAL GROUP, INC.

By:	/s/ Arthur J. Wasserspring
Arthur J. Wasserspring
Chief Financial Officer

Date: October 7, 2008

Exhibit Index

10.1	First Letter Agreement.
10.2	Second Letter Agreement.
10.3	Third Letter Agreement.
10.4	Final Amended and Restated Demand Note payable to Valens.
10.5	Final Amended and Restated Demand Note payable to Valens Offshore.
10.6	Final Amended and Restated Demand Note payable to PSource.